UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

Crown Castle Inc.

(Name of Registrant as Specified in Its Charter)

BOOTS PARALLEL 1, LP

BOOTS, LP

BOOTS GP, LLC

BOOTS CAPITAL MANAGEMENT, LLC

4M MANAGEMENT PARTNERS, LLC

4M INVESTMENTS, LLC

WRCB, L.P.

CHARLES CAMPBELL GREEN III

DAVID P. WHEELER

THEODORE B. MILLER, JR.

TRIPP H. RICE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

Theodore B. Miller, Jr., on behalf of Boots Capital Management, LLC (“Boots Capital”) and together with the other Participants named herein, may from time to time, in connection with the solicitation of proxies for the 2024 annual meeting of shareholders of Crown Castle Inc., a Delaware Corporation (“Crown Castle” or the “Corporation”), disseminate to the Company’s shareholders the material filed as Exhibit 1 herewith, or portions thereof.

On March 12, 2024, Mr. Miller, on behalf of Boots Capital and together with the other Participants named herein, refiled as Exhibit 2 herewith the presentation relating to Crown Castle that was previously filed with the Securities and Exchange Commission as an exhibit to Form DFAN 14A on March 7, 2024, to make a correction to the “Soliciting Materials Disclaimer.” The presentation otherwise remains unchanged.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe the Participants’ (as defined below) objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Boots Capital (as defined below) or any of the other Participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Boots Capital or the other Participants that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Boots Capital nor any Participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Boots Capital and the other Participants do not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Boots Capital and the other Participants (as defined below) intend to file a preliminary proxy statement and accompanying GOLD universal proxy card (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders (the “2024 Annual Meeting”) of Crown Castle Inc., a Delaware corporation (“Crown Castle” or the “Corporation”).

The participants in the proxy solicitation are currently anticipated to be Boots Parallel 1, LP, Boots, LP (and together with Boots Parallel 1, LP, the “Boots Funds”), Boots Capital Management, LLC (“Boots Capital”), Boots GP, LLC (“Boots GP”), 4M Management Partners, LLC (“4M Management Partners”), 4M Investments, LLC (“4M Investments”), WRCB, L.P. (“WRCB”), Theodore B. Miller, Jr. and Tripp H. Rice (collectively, the “Boots Parties”); and Charles Campbell Green III and David P. Wheeler (together with Mr. Miller and Mr. Rice, the “Boots Nominees,” and together with the Boots Parties, the “Participants”).

Boots GP, as the general partner of each of the Boots Funds, and 4M Management Partners, as the investment advisor of each of the Boots Funds, may each be deemed to beneficially own interests in an aggregate of 784,009 shares of the Corporation’s common stock, $0.01 par value (the “Common Stock”) held in the Boots Funds (including interests in 182,997 shares of Common Stock underlying over-the-counter forward purchase contracts and interests in 601,012 shares of Common Stock underlying over-the-counter share option contracts). WRCB beneficially owns interests in 135 shares of Common Stock underlying a call option. Mr. Miller has direct ownership of 200 shares of Common Stock, which includes 100 shares of Common Stock held of record and 100 shares of Common Stock held of record as tenant in common with his wife. In addition, Mr. Miller may be deemed to beneficially own interests in an aggregate of 784,716.958 shares of Common Stock (which includes interests in 784,009 shares of Common Stock held by the Boots Funds, which Mr. Miller may be deemed to beneficially own as the President and managing member of 4M Management Partners and a Manager and the President of Boots GP, interests in 400 shares of Common Stock underlying call options owned beneficially and as a tenant in common with his wife, interests in 135 shares of Common Stock underlying a call option owned beneficially by WRCB, which Mr. Miller may be deemed to beneficially own as sole member of one of the general partners of WRCB, and 172.958 shares of Common Stock held through the Corporation’s 401(k) Plan in the Crown Castle Stock Fund. Mr. Rice is the record holder of 100 shares of Common Stock and, as the Vice President of 4M Management Partners and a Manager and the Vice President of Boots GP, Mr. Rice may be deemed to beneficially own interests in 784,009 shares of Common Stock held by the Boots Funds. Mr. Green beneficially owns 1,736 shares of Common Stock in joint tenancy with his wife. All of the foregoing information is as of the date hereof unless otherwise disclosed.

IMPORTANT INFORMATION AND WHERE TO FIND IT

BOOTS CAPITAL STRONGLY ADVISES ALL SHAREHOLDERS OF CROWN CASTLE TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AS WELL AS PROXY MATERIALS FILED BY CROWN CASTLE AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

Exhibit 1

Highlights and Excerpts from Hearing Held on March 8, 2024 re Motion for Expedition in Theodore B. Miller, Jr., et al. v. P. Robert Bartolo, et al. C.A. No. 2024-0176-JTL

•	This is a hearing regarding (1) plaintiff's motion for expedition and (2) plaintiff's motion for status quo order.

o	Motion for expedition: Plaintiff’s motion had been previously granted by Vice Chancellor Laster and is being challenged by defendants. The reason for plaintiff’s motion is to reach a resolution on the merits prior to the 2024 Annual Meeting.
o	Motion for status quo order: With this motion, plaintiffs are attempting to suspend the Cooperation Agreement with Elliott and notably stay any actions by the Fiber and CEO Search Committees.

•	Plaintiffs argue that the original Cooperation Agreement was struck unlawfully and therefore void and in breach of both Section 141 and Vice Chancellor Laster’s decision in Moelis.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Heyman; 26-27)
o	“Beginning with Section 141, we contend that the cooperation agreement unfairly stacked the deck in favor of the company's incumbent directors for the 2024 annual meeting and tied the board's hands as to the composition of key board committees by, among other things, giving Elliott two board seats, representation on fixed board committees charged with reviewing Crown Castle's fiber strategy and selecting the new CEO, and including the Elliott director nominees on the company's 2024 slate. Defendants have made our job a little bit easier, in some ways, by effectively conceding that the original agreement violated Section 141 by amending the agreement to remove the contractual cap on…board and committee size.”

•	Plaintiffs contend the amended Cooperation Agreement leaves in place key provisions that remain in violation of Moelis, including the requirement to recommend Elliott directors on the board slate.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Heyman; 28)
o	“[T]he amendments leave untouched the requirement to include the Elliott directors on the board slate and the board's recommendation of that slate pursuant to Section 8 of the agreement. The new provision allowing the board to change its recommendation in the amendments after consultation with counsel does not reverse the board's already-issued recommendation, nor its rejection of the Boots candidates. So while the amendments attempt to address specific problems that Your Honor raised in Moelis, they leave in place all of the key features of the now admittedly unlawful bargain between the board and Elliott. Those key features continue to loom large over the upcoming annual meeting because the very same directors who are required to be nominated under the void cooperation agreement remain as the nominees.”

•	Plaintiffs point out the Cooperation Agreement’s failure to require that Elliott maintain and report an equity stake in Crown Castle as part of their Unocal claim that the Company’s response to the perceived threat of Elliott was excessive and unreasonable.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Heyman; 30-31)
o	“Unlike other activists, who take substantial equity stakes in the company and can truthfully tell a board that their interests are aligned with other shareholders, Elliott took a tiny equity interest, holding only about one-quarter of 1 percent of the company as of December 31, 2023, and retained freedom to dispose of its investment; which we understand it did. [T]his arrangement permitted it to promptly take advantage of the stock price pop when the cooperation agreement was announced, and Elliott has not disclosed what its direct or indirect equity ownership in the company is at this time. So the board seats and governance rights were granted to an almost entirely nonaligned hedge fund, and whatever threat the board believed it faced from Elliott, its response was excessive and would be an unfortunate precedent, if upheld.”

•	Plaintiffs clarify that claimants refused to put the Cooperation Agreement to a shareholder vote, which led them to bring this action.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Heyman; 32)
o	“As set forth in our papers, plaintiffs undertook extensive efforts to engage with the board about its concerns prior to bringing this action and asked the board to submit the cooperation agreement to a stockholder vote as a cleansing measure on February 14th. It was only after the company announced it would not do that and set its annual meeting date on February 20 that claimants filed the instant action on February 27.”

•	Plaintiffs assert that Crown Castle mooted its own advance-notice bylaw by agreeing to terms with Elliott ahead of the timeline for shareholder proposals.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Woolery; 34-35)
o	“This structure moots the advance-notice bylaw because the slate is preset and preagreed before any other proposals can even be known. And this is the activist calendar for contest, Your Honor, not the Delaware calendar that is at issue here; because this contract goes further and beyond the problem of binding in advance, inappropriately, the board against other proposals and mooting the bylaw Miller relied on in preparing his business proposal for six months and aiming for the proposal to go to the board on January 1st, consistent with the bylaw.”

•	Plaintiffs warn of the potential consequences of granting special rights to a holder of derivative instruments, as opposed to stock.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Woolery; 35)
o	“The agreement grants special rights to a holder of derivative instruments, as opposed to stock. And that is a big problem under Delaware law. Directors do not owe duties to holders of swaps. And Elliott's admitted business model is to not hold stock, but to hold derivatives that look to stock and play off of the stock price but are not, in fact, stock. This means an activist can announce a $2 billion position in November here that is not in stock, but derivatives, and take the profit from the pop on announcement right up front. And here, Elliott targets companies under the 13D limit, and they are allowed to do that, so their position of how it works, how it hedges out risks, how it operates differently to stock -- because it clearly does -- is not known or reported. But for Elliott it's fine, and this is their business. But the board here elevates the interest of the derivative holder above the stockholder in exchange for board seat preservation, because it is economic for the activist to hold these interests -- it's cheaper, Your Honor.”

•	Plaintiffs further explain why arrangements such as that between Elliott and Crown Castle result in a front-running process, whereby activist proposals are considered and implemented prior to the window in which stockholders can bring proposals.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Woolery; 36-38)
o	“[W]hat this does is it creates a subsidized-by-the-board total economic exposure concept that is not stock by definition -- it is not. But the directors keep their seats and make it self-dealing under the agreement because they grant special governance rights -- we haven't asked for governance rights -- to Elliott ahead of the window for proposals. And they only know now, because of this contest and our complaints, that over 90 percent of Elliott's position is still in derivatives. And those derivatives move differently value-wise, by definition, than a share of stock. But the directors don't know how Elliott's nonstock position moves differently. And the contract doesn't require any reporting to the board of the position…It is a black box to the board. And so future Miller proposals, Your Honor, will not be brought for stockholders to see and choose from, because a very efficient nonstock trading holder can front-run the process and be rewarded by the board and protected with special rights that stockholders do not enjoy, in exchange for board seats. And more and more elections, Your Honor, will be settled up-front, before windows open for stockholders to propose anything, because it is efficient for the market, it costs less.”

•	Plaintiffs warn of the potential consequences of no reporting requirements of Elliott’s ownership in Crown Castle.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Woolery; 48-49)
o	“They could come in and out of the position. They can trade openly; there's no restriction on it. They could be trading debt securities. They can play the fiber sale. They can play [every] which way to Sunday. The board has no idea. They are not required to report it. We don't know how their position moves.”

•	Plaintiffs further warn of the potential conflict arising out of Elliott’s continued ability to take part in the financing of a Fiber sale.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Attorney Woolery; 54-55)
o	“I also believe there is something else at work, Your Honor. There is a fiber sale here, okay? It's a big -- it's a $12 billion, roughly, carve-out. Elliott can play in the financing of that. It's very juicy financing. They have that -- they are in the private equity and financing business. Nothing restricts them from doing it here. Why do they want Miller under the tent messing around?”

•	Vice Chancellor Laster holds that the amended Cooperation Agreement does not moot plaintiff’s Moelis claim with respect to the recommendation requirement despite modifying it to include a fiduciary out and therefore upholds plaintiff’s motion for expedition on the basis of resolving this claim.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 66-67)
o	“The [provision] that I think is still live is this question of the obligation to recommend the incumbents, including the new directors. And here, after the modification by the fiduciary out, I'm not saying that it's invalid. I'm saying that I'm not sure. What Elliott and the company did to modify this provision was to allow the directors to withdraw their recommendation of a specific individual if the directors determined, after consultation with counsel, that their fiduciary duties required it. That is a common formulation that's used in M&A agreements, so that starts out with a lot going for it. As you-all know from Moelis, but also from my earlier Primedia decision…I distinguish between a termination right and a recommendation right. The termination right is what, to me, more obviously implicates third-party contractual interests. The recommendation right is something that, to me, is strongly internal and connected to the board's duties to its stockholders… I think that there continues to be a colorable challenge to the recommendation obligation as made subject to the fiduciary out.”

•	Vice Chancellor holds plaintiffs’ claims under Unocal are colorable and may move forward.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 67-69)
o	“Now I move to the Unocal issues. And here I also think the plaintiffs have cleared the colorability threshold, if barely so. The defendants rely on Ebix to say that this cooperation agreement can't give rise to a Unocal issue because the board added directors and thereby diluted the incumbents' voting power, rather than doing anything to entrench themselves. I think that misses the point and looks at the wrong comparison…. The issue [in Ebix] is that the original threat was that four of the six [directors] would lose their jobs and be out. And they came up with a solution in which all six kept their jobs and two more were added. That is the comparison. Not with status quo, it's the comparison against the threat. Here, I think we have a similar dynamic. It's at least alleged Elliott came in threatening five out of ten -- I guess five out of eleven -- which is a substantial portion of the board. I agree with the defendants that there isn't a suggestion that this is coercive or preclusive. The question is whether it falls within a range of reasonableness. I think there is some reason to think that this is reasonable on its face, but I do think that the plaintiffs have raised enough of a colorable issue about the timing of the agreement in advance of the January nomination window, and the potential differences that stem from Elliott's use of derivatives, rather than common stock, to at least allow the Unocal claim to go forward. I think, in other words, that there are colorable claims here as to those issues.”

•	Vice Chancellor Laster holds that there is a colorable claim of irreparable harm and plaintiffs have cleared the hurdle for purposes of a motion to expedite.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 69-70)
o	“The last question is whether there is any colorable threat of irreparable harm. And here again, I think that the plaintiffs have cleared the hurdle for purposes of a motion to expedite, if only barely. The plaintiffs' argument is that this combination of provisions has constrained the board so that the board has not recommended or otherwise supported the Miller slate and their ideas. Instead, the board felt bound. They had already agreed with Elliott and they weren't going to cut another deal. That is colorable.”

•	Vice Chancellor Laster elaborates on the litigation schedule, stating that a preliminary injunction hearing shall be held in the second half of April.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 70-71)
o	“That brings us to the question of how to implement a schedule. We have the meeting date scheduled for May 22nd. It seems to me that we can have a preliminary injunction hearing instead of a trial. I think what I would be doing here is not giving any type of mandatory relief. What I would be doing here is issuing an injunction that would block the recommendation provision as modified by the fiduciary out. I would be enjoining that provision from having any effect, which strikes me as classic prohibitive relief and, therefore, addressable in an injunction posture. I also think that we can do this type of hearing in the second half of April. That would give me enough time to give you-all a ruling in advance of the May 22nd meeting, which I would commit to do promptly.”

•	Although Vice Chancellor Laster denies plaintiff’s motion for status quo order, he warns that, while he would welcome an agreement between the parties, Crown Castle should not take mooting actions such as a sale of the Fiber business without providing advanced notice to the plaintiffs, Ted Miller and Boots.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 91-92)
o	“I don't want the company doing anything that I potentially couldn't remedy after the fact. And I think there should be some reasonable amount of notice to the plaintiff if the company is going to do something that would effectively be a fait accompli. Now, I'm not going to say more than that, because how you-all structure your agreements is up to you. And so if you can, for example, enter into an agreement that's conditioned on the absence of some court injunction before closing, that's clever and fine and all well and good. But what I don't want to have happen is to have something unfixable or unalterable suddenly be announced as an after-the-fact thing, without the plaintiff having at least some notice -- and my instinct would be five business days -- so that if they believe that there is some reason why this would dramatically upset the status quo and alter the proxy contest and could be viewed as some form of interference with voting rights in its own right, that they would have the opportunity to come and challenge it… I don't want to learn after the fact that there has been a simultaneous signing and closing of a sale of the fiber business and it's all over and done.”

•	Vice Chancellor Laster concludes that scope of litigation shall be around facts of Crown Castle’s entry into a Cooperation Agreement with Elliott in December and Crown Castle’s decision to not recommend the Miller slate in February.

o	Miller v. Bartolo, et al., C.A. No. 2024-0176-JTL (Vice Chancellor Laster; 92-93)
o	“Some final guidance on the scope of this litigation. I think that these things can tend to spin out of control once the lawyers really dig in. Again, I am most focused, for purposes of the claims that I have allowed to go forward, on what happened in December that led to the cooperation agreement. I am also interested in what happens in terms of the February decision to not recommend and support the Miller slate. It seems to me like that's where the key facts come into play.”

Exhibit 2

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement. Project Boots OPPORTUNITY OVERVIEW

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS 2 Disclaimer This communication is being furnished to you by Boots Capital Management, LLC (together with its affiliates, “Boots”) on a confidential basis and may not be reproduced or used for any other purpose. Your acceptance of this communication from Boots constitutes your agreement to (i) keep confidential all the information contained in this communication, as well as any information derived by you from the information contained in this communication (collectively, the “Confidential Information”) and not disclose any such Confidential Information to any other person, (ii) not to use the Confidential Information for purposes of trading any security, (iii) not copy this communication without the prior written consent of Boots and (iv) promptly return this communication and any copies hereof to Boots, or destroy any electronic copies hereof, in each case subject to any material confidentiality requirements. This communication is for discussion and informational purposes only. The views expressed herein represent the opinions of Boots as of the date hereof. Boots reserves the right to change or modify any of its opinions expressed herein at any time and for any reason and expressly disclaims any obligation to correct, update or revise the information contained herein or to otherwise provide any additional materials. All of the information contained herein is based on or derived from publicly available information with respect to Crown Castle Inc. (the “Company”), including filings made by the Company with the Securities and Exchange Commission (“SEC”) and other sources, as well as Boots’ analysis of such publicly available information. Boots has relied upon and assumed, without independent verification, the accuracy and completeness of all data and information available from public sources, and no representation or warranty is made that any such data or information is accurate. Boots recognizes that there may be confidential or otherwise non-public information with respect to the Company that could alter the opinions of Boots were such information known. No representation, warranty or undertaking, express or implied, is given as to the reliability, accuracy, fairness or completeness of the information or opinions contained herein, and Boots and each of its directors, managers, partners, officers, employees, representatives, agents and advisors expressly disclaim any liability which may arise from this communication and any errors contained herein and/or omissions here from or from any use of the contents of this communication. Except for the historical information contained herein, the information and opinions included in this communication constitute forward-looking statements, including estimates and projections prepared with respect to, among other things, the Company’s anticipated operating performance, the value of the Company’s securities, debt or any related financial instruments that are based upon or relate to the value of securities of the Company (collectively, “Company Securities”), general economic and market conditions and other future events. You should be aware that all forward-looking statements, estimates and projections are inherently uncertain and subject to significant economic, competitive, and other uncertainties and contingencies and have been included solely for illustrative purposes. Actual results may differ materially from the information contained herein due to reasons that may or may not be foreseeable. There can be no assurance that the Company Securities will trade at the prices that may be implied herein, and there can be no assurance that any opinion or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Boots’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by any forward-looking statements. Accordingly, forward-looking statements should not be regarded as a representation by Boots that the future plans, estimates or expectations contemplated herein will ever be achieved. This communication and any opinions expressed herein should in no way be viewed as advice on the merits of any investment decision with respect to the Company, the Company Securities or any transaction. This communication is not (and may not be construed to be) legal, tax, investment, financial or other advice. Each recipient should consult their own legal counsel and tax and financial advisers as to legal and other matters concerning the information contained herein. This communication does not purport to be all-inclusive or to contain all of the information that may be relevant to an evaluation of the Company, the Company Securities or the matters described herein. This communication does not constitute (and may not be construed to be) a solicitation or offer by Boots or any of its directors, managers, partners, officers, employees, representatives, advisors or agents to take any action, including to buy or sell any Company Securities or securities of any other person in any jurisdiction or an offer to sell an interest in funds that may be managed by Boots. This communication does not constitute financial promotion, investment advice or an inducement or encouragement (subject to the terms of any confidentiality agreement between you and Boots) to participate in any product, offering or investment or to enter into any agreement with the recipient. No agreement, commitment, understanding or other legal relationship exists or may be deemed to exist between or among Boots and any other person by virtue of furnishing this communication. No representation or warranty is made that Boots’ investment processes or investment objectives will or are likely to be achieved or successful or that Boots’ investments will make any profit or will not sustain losses. Past performance is not indicative of future results. Boots currently beneficially owns and/or has an economic interest in and may in the future beneficially own and/or have an economic interest in, the Company Securities. Boots intends to review its investments in the Company on a continuing basis and depending upon various factors, including without limitation, the Company’s financial position and strategic direction, the outcome of any discussions with the Company, overall market conditions, other investment opportunities available to Boots, and the availability of the Company Securities at prices that would make the purchase or sale of the Company Securities desirable, Boots may from time to time (in the open market or in private transactions, including since the inception of Bootts’s position) buy, sell, cover, hedge or otherwise change the form or substance of any of its investments (including the Company Securities) to any degree in any manner permitted by law and expressly disclaims any obligation to notify others of any such changes unless required by law. Boots also reserves the right to take any actions with respect to its investments in the Company as it may deem appropriate. Boots has not sought or obtained consent from any third party to use any statements or information contained herein. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein. All trademarks and trade names used herein are the exclusive property of their respective owners.

©2024 | Strictly Confidential - Do Not Transfer or Reproduce ©202 4 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS 3 Important Information CERTAIN INFORMATION CONCERNING THE PARTICIPANTS Boots Capital Management, LLC (“Boots Capital”) and the other Participants (as defined below) intend to file a preliminary pr oxy statement and accompanying GOLD universal proxy card (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 202 4 a nnual meeting of shareholders (the “2024 Annual Meeting”) of Crown Castle Inc., a Delaware corporation (“Crown Castle” or the “Corporation”). The participants in the proxy solicitation are currently anticipated to be Boots Parallel 1, LP, Boots, LP (and together with Bo ots Parallel 1, LP, the “Boots Funds”), Boots Capital Management, LLC (“Boots Capital”), Boots GP, LLC (“Boots GP”), 4M Management Partners, LLC (“ 4M Management Partners”), 4M Investments, LLC (“ 4M Investments”), WRCB , L.P. (“ WRCB ”), Theodore B. Miller, Jr. and Tripp H. Rice (collectively, the “Boots Parties”); and Charles Campbell Green III and David P. Wh eel er (together with Mr. Miller and Mr. Rice, the “Boots Nominees,” and together with the Boots Parties, the “Participants”). Boots GP, as the general partner of each of the Boots Funds, and 4M Management Partners, as the investment advisor of each of the Boots Funds, may each be deemed to beneficially own interests in an aggregate of 784,009 shares of the Corporation’s common stock, $0.01 par value (the “Common Stock”) held in the Boots Funds (including interests in 182,997 shares of Common Stock underlying over - the - counter forward purchase contracts and interests in 601,012 shares of Common Stock underlying over - the - counter share option contracts). WRCB beneficially owns interests in 135 shares of Common Stock underlying a call option. Mr. Miller has direct ownership of 200 shares of Common Stock, which includes 100 shares of Common Stock held of record and 100 shares of Common Stock held of record as tenant in common with his wife. In addition, Mr. Miller may be deemed to beneficially own interests in an aggregate of 784,716.958 shares of Common Stock (which includes interests in 784,009 shares of Common Stock held by the Boots Funds, which Mr. Miller may be deemed to beneficially own as the President and managing member of 4M Management Partners and a Manager and the President of Boots GP, interests in 400 shares of Common Stock underlying call options owned beneficially and as a tenant in common with his wife, interests in 135 shares of Common Stock underlying a call option owned beneficially by WRCB , which Mr. Miller may be deemed to beneficially own as sole member of one of the general partners of WRCB , and 172.958 shares of Common Stock held through the Corporation’s 401(k) Plan in the Crown Castle Stock Fund. Mr. Rice is the record holder of 100 shares of Common Stock and, as the Vice President of 4M Management Partners and a Manager and the Vice President of Boots GP, Mr. Rice may be deemed to beneficially own interests in 784,009 shares of Common Stock held by the Boots Funds. Mr. Green beneficially owns 1,736 shares of Common Stock in joint tenancy with his wife. All of the foregoing information is as of the date hereof unless otherwise disclosed. IMPORTANT INFORMATION AND WHERE TO FIND IT BOOTS CAPITAL STRONGLY ADVISES ALL SHAREHOLDERS OF CROWN CASTLE TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT, AS WELL AS PROXY MATERIALS FILED BY CROWN CASTLE AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR. Soliciting Materials Disclaimer The presentation reflected in this document incorporates certain analysis prepared by Ernst & Young LLP and provided to 4M Investments in support of this Management Plan. EY’s work for 4M Investments was limited to: (1) proposing a financial model structure to assess potential impacts from scenarios and assumptions, as directed by 4M Investments; (2) a tax analysis of potential tax implications of Crown Castle’s sale of fiber assets; and (3) a market study covering commercial and operational aspects of Crown Castle’s tower business. EY did not use any internal information from Crown Castle for its analysis. EY analysis, to the extent incorporated or referenced in this presentation, should not be relied upon for investment advice nor does it constitute due diligence for any potential transaction.

©2023 | Strictly Confidential ©2024| Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 4 Overview PROJECT BOOTS

5

A Seasoned Execution Team with a Clear and Actionable Vision



Ted Miller

President, 4M Investments

- Founder, previous Chairman and CEO of Crown Castle International Corp.
- Former Airgas/Air Products Director through sale to Air Liquide
- Former ACS Director through sale to Xerox
- Founder & previous owner of Intercomp Technologies, a BPO founded in Eastern Europe in 1994 and sold to Elbrus Capital in 2013
- Owner of M7 Aerospace from 2003 until sale to Elbit Systems in 2011.
- Founder and Executive Chairman of Visual Intelligence focused on digital twins of telecom infrastructure
- Investor, BOD Member of PowerX
- Advisor to the Autonomy Institute



Chuck Green

Founding Partner, Greenseas DWC LLC

- Former CFO & EVP of CCI (1997-2002)
- Former Exec. Chair, CEO and Co-Founder of Helios Towers Africa LLP (2009-2017)
- Former Independent Member, Supervisory Board, Vantage Towers (2021-2023)
- Co-Founder of Helios Towers Nigeria, the first ind Towerco in Africa (2005-2014)
- Former NED and Senior Advisor, Edotco, largest Towerco in S. Asia (2013-2021)
- Shareholder, Strategic Advisor and NED of PowerX (2022-Present)
- NED & Senior Advisor, Pinnacle Towers Pte Ltd, (2021-Present)
- Over 50 years experience in asset management, property, O&G and telecoms
- 26 years executive experience in the tower industry, including 22 sale/leaseback transactions in 15 countries on 4 continents



Tripp Rice

Partner, 4M Investments

- 18 years focus on investment valuation, due diligence and portfolio company management experience
- Board Member of various 4M companies
- Global towerco/telecom valuation and due diligence experience
- Former Bear Stearns Investment Banking Analyst in Leveraged Finance/Financial Sponsors Group
- Former Associate, Wellspring Capital Management - $3b PE Firm
- President and CFO of 4M HR
- President and CFO of Visual Intelligence
- Investor, Advisory Board Member of PowerX

PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Project Boots: Moving with Experience, Urgency and Focus to Reboot CCI For the Long-Term 6 Fiber Sale Unlocks Significant Value – CCI Rerates to 25x+ 6-Month Head Start On Fiber Sale – Close In 2024 2024 Fiber Sale – $1 Billion+ of Potential Tax Benefits to CCI Clear Direction/Strategy for Employees and Stakeholders 25 Fiber Buyers/Financing Sources Under NDA – Months of Diligence Fiber Sale Structure and Financing Direct Engagement with Existing/Prospective Shareholders Bring Towers/Employee Ratio In Line with and Exceed Peers Leverage Proven Technology - Digital Twins/AI/GIS - to Optimize Operations for Strategy Focused Organization v2.0 Fiber Sale Use of Funds Strategy: Paydown Debt; Buy Out ATT/TMO; Share Buyback Optimized Balance Sheet Rekindle Relationships with Carriers

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Overview Background Fiber Plan Towerco Plan • Work began in August • Initiative born out of frustration with Company performance • Seasoned team of industry executives and advisors • Detailed plan to sell fiber & transition to a pure-play Towerco • Completed work gives CCI a 6- month head start on fiber sale • Need for proactive plan and clear direction to combat tension and uncertainty in market • Sell fiber for between $12-15bn; current model contemplates $12.5bn sale price • CCI retains 25% ownership to decrease buyer capital requirement and establish long term alignment • Re-rate trading multiple to 25x • Realize $1 billion+ of tax benefits • Paydown debt/optimize balance sheet • Buyout ATT/TMO towers • Execute share buyback • Optimize headcount from 18 towers/EE to 23+ • Drive culture change to unlock value for shareholders while quelling employee uncertainty • Transition KPIs from backward-looking financial metrics to forward-looking ops focus • Rebuild carrier relationships • CCI positioned to successfully compete with AMT and SBA on opportunistic M&A • Digitize assets and workflow processes • Enhance investor relations with frequent, transparent communication on new pure-play model • Simplify financial reporting; no FX exposure relative to peer set Two-part plan to deliver near-term and long-term shareholder value 7

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Boots Team: 6-Month Body of Work to Improve CCI 1. Fiber Qualitative Analysis 2. Fiber Carve-out Model 3. Fiber Enterprise Business Opportunity Analysis 4. Fiber Small Cell Business Opportunity Analysis 5. Fiber Sale Structure Strategy 6. Fiber Sale Tax Impact Analysis/Structuring 7. Fiber One-time Separation Cost Analysis 8. Fiber Sale Strategic Synergies (Generic Targets) 9. Fiber Sale Strategic Synergies (Specific Targets) 10. Fiber Sale Process – Buyer Due Diligence 11. Fiber Sale Process – Financing Strategy/Participants 12. Fiber Prospective CEO Candidate List 13. Towerco Go-forward Model 14. Towerco Revenue Benchmarking 15. Towerco Debt Restructuring Strategy 16. Towerco Dividend Analysis/Strategy 17. Towerco Dividend Yield Share Price Impact Analysis 18. Towerco SOTP Analysis Impact to Share Price 19. Towerco AFFO/FCF Analysis/Benchmarking 20. Towerco Headcount Benchmarking/Go-forward Strategy 21. Towerco GLBO Benchmarking/Go-forward Strategy 22. Towerco Technology Impact Analysis/Strategy 8

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS 9 Close the Value Gap | | | | Vertical lines represent various fiber acquisitions.

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Market Remains Skeptical 10

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Ted Miller: Benefits of Executive Chairman Role 11 Key Term Benefits Executive Chairman Ted Miller • As Executive Chairman, Ted is the bridge between Board’s vision and Management’s execution of that vision. He will work as an accelerant alongside Board, Management and the interim CEO • Objectives – Global expertise, experience, and leadership to guide the company toward achieving its objectives • Alignment – Effective communication and alignment between Board and Management Objectives Certainty, strategic leadership and additional execution capacity to Management during critical transition period • Fiber Sale – Ted is logical party to join fiber subcommittee given his substantive interactions with potential fiber buyers and financing sources • CEO Search – Ted’s engagement decouples CEO search from fiber carve-out. Allows CEO search to focus on identifying most qualified long-term operator for Towerco • Capital Allocation – Use fiber proceeds to optimize balance sheet, buyout ATT/TMO leases and execute share buyback • Operational Efficiencies – Optimize for towers per employee, drive tech innovation and increase operating margins Alignment Increased transparency and accountability to Board, driving stakeholder confidence • Shareholder/Market Confidence – Ted will build on recent conversations with shareholders and demonstrate to market a clear direction, driving confidence in the Company • Motivated Workforce – Clear, founder-led strategy and renewed shareholder value-based incentive compensation • Operational Efficiencies – Ted to interface directly with both Board and Management as needed through critical transition period • Economic Alignment – $100m position in stock • Term – Two years or at the Board’s discretion

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Boots & CCI: Aligning Our Work and Interests 12 Topic Expectation/Considerations Board of Directors • Ted Miller – Executive Chairman • Chuck Green – Director • Tripp Rice – Director • David Wheeler – Director Advisors/Work Product • CCI to review Boots diligence materials and market check potential fiber buyers/financing sources • CCI to onboard Boots advisors to larger advisory team • Boots to assign NDAs w/ potential fiber buyers/financing sources • CCI to assume cost for Boots work product Management Team • Candidates available to hire or as advisors with world class knowledge: • Engineering • Organizational / Strategic / Comp and Metrics to build culture • M&A expertise • Operational Expertise • Capability available to focus on every aspect of a Towerco Compensation • Compensation aligned with shareholder base for value achievement - proposal available in detail Boots team/work product to be integrated into CCI’s existing advisory team and committee structure

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Two Paths Forward: Working Together vs Not Working Together Plan A – CCI w/ Benefit of Boots Plan B – CCI w/o Benefit of Boots • CCI adopts Boots work done to date into its committee structure/process (Accelerate timeline by 6-months – 2024 closing) • CCI begins work on fiber sale due diligence sensitivities and conclusions (12-18 Month process extends into 2025 for CCI) • Boots assigns to CCI 25 NDAs with potential fiber buyers/financing sources that have been actively working for months • CCI approaches all fiber buyers independently without Boots Fiber NDAs, leading to fiber buyer/process confusion, risk and doubts • Capture $1bn+ of tax benefits in 2024 for CCI and fiber buyers • Substantial and probable risk regarding loss of $1bn+ of tax benefits • Expedited buyer regulatory review for 2024 closing • Delayed start to regulatory review • Existing CCI advisors continue work through completion leveraging Boots materials/process • Comprehensive, world-class advisors, fiber experts and Company founder and fiber experts excluded from CCI • Engaged EY team is ready to transfer and support the go-forward+ • CCI advisors unnecessarily recreate completed Boots work • Established team in place while formal CEO process continues • Continue formal CEO search during 2024 CCI proxy process • Executive Chairman/Boots fills immediate leadership void • New CEO will need time to assess fiber sale, strategic plan, etc. • Strategic plan vetted and direction defined • CCI Management/employee confusion continues, creating more overall risk to 2024 fiber sale close, towers reboot and overall clarity • Clear message to market/employees regarding leadership, strategy and fiber • Market confusion continues while CEO search, strategy, sale of fiber and timing undefined – CCI proxy process uncertainty 13

©2023 | Strictly Confidential ©2024| Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 14 Fiber Plan: Sell Fiber/Small Cells PROJECT BOOTS

15

Crown Castle + Project Boots: Moving in the Same Direction

Project Boots

August	September	Early October	Mid/Late October	November	December
Project Boots began evaluation of fiber and tower segments of CCI. Reached out to Board August 15	Assembled advisory team. Surveyed potential fiber buyers/financing sources for initial valuation reads	Validated thesis with advisory team. Assembled diligence materials and populated data room	Conducted formal presentation w/ potential fiber buyers/financing sources. Signed NDAs and granted access to data room	Continued to refine long-term Towerco approach, including use of fiber proceeds, cost structure and technology roadmap	Matured potential fiber buyers/financing sources in their diligence. Multiple attempts to contact Board between the 15th-21st. Met with Chairman/Interim CEO on the 27th

CCI Activities

September	October 19th	November 27th/28th	December 7th	December 20th
CCI reaffirmed commitment to fiber, expressed optimism about growth rates	CCI Q2 Earnings Call – Continued support for fiber strategy	Elliott released Restoring the Castle presentation and 220 demand	Jay Brown resigned and Tony Melone was appointed interim CEO	CCI announced Cooperation Agreement with Elliott. Created Fiber Review subcommittee

PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fiber Plan: Carve-Out Fiber/Sale 16 Key Term Expectation/Considerations Fiber Valuation Range • $12-15bn based on work completed with buyers • Modeling work assumes $12.5bn sale price CCI Retained Ownership • 25% rollover equity • Strategic alignment/reduces sponsor check size • Go-forward exposure • Mitigates operational issues separating in place small cells from enterprise fiber footprint • Selling small-cells and enterprise in combination contributes to growth profile for buyer Process Timeline • Target close in 2024. Completed work accelerates timeline by 6 months, according to EY Tax Implications • $1bn+ Incremental CCI tax benefits if closed in 2024 • Strategy to mitigate tax leakage • Savings for Buyer if they are a taxpayer Parties Contacted • 63 NDAs Executed • 25 Buyer Pool • Qualified/significant infrastructure funds and strategic buyers for fiber • Partnering opportunities across funds and strategic buyers identified PublicCo Spin Taxable and Non-Taxable • Not preferred direction • Increased complexity/certainty concerns • Increased deal and regulatory timeline • Shareholder relations implications • Public company comparable multiples not attractive • Lower levels of up-front cash proceeds realized • Less flexibility and potential differences in prospective returns associated with retained equity • May require Private Letter Ruling from IRS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fiber Plan: Use of Proceeds 17 Sources Uses Sale Proceeds (net) $11,161 Floating Rate Debt Paydown $2,707 Rollover Fiberco Equity $1,300 Fixed-Rate Debt Paydown/Buyout $3,779 Share Buyback $1,873 ATT/TMO Early Buyout $2,802 Fiberco Rollover Equity $1,300 Total Sources $12,461 Total Uses $12,461 The Plan Results • Significant legal and financial due diligence has been completed to optimize the use of proceeds • Priority to maintain investment grade rating @ 5.4x leverage • Payoff all floating rate debt • Optimized paydown/buyback of debt to maximize financial benefit to the Company – $1bn PV of interest savings • Negotiate an early buyout of the ATT/TMO towers • Share buyback • Maintain investment grade rating • No drawn floating rate interest exposure • Reduced debt maturities between now and FYE 2026 • Negotiate for value with ATT/TMO and execute if appropriate • Share buy-back to drive future total shareholder return • Optimized balance sheet and capital structure: de-risked, more flexible and lower cost of capital going forward • EBITDA multiple/debt de-risking helps facilitate M&A opportunities

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Debt Portfolio Alternatives 500 2,650 4,957 2,600 1,900 750 2,850 750 750 3,750 1,750 1,000 1,000 2,000 3,000 4,000 5,000 6,000 2025 2026 2027 2028 2029 2030 2031 2033 2034 2041 and beyond Face Value of Debt ($mm) Current and Pro Forma Maturity Profile Current Portfolio Payoff debt at Make-Whole 2027: Payoff $1.5bn Revolver, $1.2 bn FRN, $500mm 4.0% 2027 bonds 2028: Payoff $1bn 5.0% and $600mm 4.8% 2034: Payoff $750mm 5.8% $0 $50 $100 $150 $200 $250 $300 $350 $400 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 ($mm) Interest Benefit ($mm) Debt buyback Synthetic Defease (Single-A Credit Fund) Synthetic Defease (Treasuries) Total Interest Savings: $1,128 mm PV of Interest Savings: $995 mm % Floating Paid Down: 40% Total Interest Benefit: $452mm / $547mm PV of Interest Benefit: $422mm / $511mm % Floating Defeased: 40% 18

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fiber Sale Significantly Improves Towerco Fundamentals 19 $1,65 5 $285 82.8% Total Capex $1,43 0 $2,15 4 50.7 % AFFO after Discretionary Capex $3.30 $5.13 55.6 % AFFO after Discretionary Capex per Share ($,1304) $215 116.5% AFFO after Disc. Capex less Dividend 434 420 3.2% Share Count $23,2 18 $17,2 40 25.7% Total Debt $2,70 7 - 100% Floating Rate Debt $3,42 1 $2,92 1 14.6% Fixed Rate Maturities through 2026 $957 $620 35.3% Interest Expense Before Project Boots (2024) After Project Boots (2025)

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fiber Plan: Qualitative Due Diligence Completed • Evaluation of fiber assets known today. Comparison to industry peers in quality, scope, and size • Review of fiber operations - sales, delivery, ongoing operations, support. Determining areas of known weakness and potential for improvement. Compared to industry peers as well as best practices • Review and evaluation of both enterprise fiber and small cell, operating as two unique but complementary assets. Insight into whether they are or are not acting in a complementary fashion • Review of deployment as well as operational costs and considerations for specific markets as related to both enterprise fiber and small cells • Review of sources of revenue today as well as opportunities for future growth. Compared to competitors and industry knowledge • Evaluation of present processes and internal systems as they stand today and determination on what may be improved upon short and long-term • Strategies that should be considered as part of any growth plan for enterprise fiber • Review of small cell projects and comparing it against industry standard metrics using like kind cities 20 Evaluation conducted by consultant who has regularly been involved in advising and operating fiber-based infrastructure companies for the last 15+ years

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fiber & Towerco Due Diligence Items 21 Commercial and Operational Tax Corporate Finance • Market size and growth (incl. small cell and enterprise revenue forecasts) • Fair-share potential and enterprise penetration (incl. full-potential customers MRR) • Fiber and small cell capital requirements • SG&A and operating cost benchmarks • Strategic and financial sponsor segment analyses and materials • Analysis to unlock Towerco tax value that would maximize retained cash and the exit value of Fiberco in a tax neutral transaction • Quantification of the benefits of the transaction closing in 2024 vs 2025 • Tax-effected Fiberco REIT formation scenarios • Towerco share buyback analyses • Comparable company and transaction research and benchmarking • Standalone Towerco and Fiberco Financial models • Estimate of returns to CCI shareholders from sale of Fiber and use of proceeds, including debt paydown strategy, share buyback, cost reduction initiatives and ground lease buyouts • Standalone Fiberco LBO model, including scenario analysis on enterprise growth and small cell node deployment Boots recommends that EY continue its support for the transaction by working directly with CCI

22

Fiber Plan: Sale Timeline


Stage: Pre-Deal
Stage: Pre-Sign
Stage: Sign-to-Close[1]
Stage: Post-Close
Boots Accelerated Timeline
1-2 Mo.
~4 Mo
4-6 Mo
8-12 Mo
Typical Market Timeline
3-4 Mo
6+ Mo
6-8 Mo
14-18 Mo
Key Outputs
Deal Rationale
Synergy Identification
Financial Models
Bidder Feedback
Info Memorandum
Diligence Reports
Data Room Population
Management Presentations
Day-1 Readiness
Operationalization Plans
TSAs/rTSAs/MSAs
TSA Exit
Separation
TowerCo
A.1
Crown Separation Deal Validation
A.2
FiberCo
Perimeter
TSA/rTSA
Financials
Etc..
B
TowerCo
Bidder Signs
A.3
FiberCo
Separation
Preparation
Data Room
Etc.
B
TowerCo
Close
FiberCo
TSA
rTSAs
B
TowerCo

A. Separation acceleration

A.1
- Outside-in deal models (complete)
- Outside-in validation (complete)
- Quantitative validation (complete)
- Investor validation (complete)
- Governance model (proposed)
- Sector/functional/deal team (already engaged)
- Bidder feedback (incorporated)
- Economic antitrust evaluation (started)

A.2
- Market study foundation (started)
- Tax analyses (mostly complete)
- Perimeter definition (mostly complete)
- Carve-out financials (started)
- Operational separation planning (started)
- Experienced deal team (already engaged)
- Economic antitrust evaluation (started)
- Proprietary EY pre-sign accelerator tools

A.3
- Proprietary EY sign-to-close accelerator tools
- Familiarity with bidders and bidder sets from prior strategy & transaction engagements
- Proven workaround solutions to enable timely deal closing
- Expertise with antitrust economics

B. Towerco Value Realization Workstreams from Boots and EY analyses completed in tandem to support full potential value for TowerCo (RemainCo)

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

PROJECT BOOTS

©2023 | Strictly Confidential ©2024 | Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 23 Towerco Plan: Operational Excellence PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Towerco Plan: Back to Ops Basics Optimize Headcount Restore Culture KPI Methodology Carrier Relationships • Currently 18 towers/EE • AMT Operates US with 23 towers/EE • AMT Operates globally with 38 towers/EE • In 2013, CCI Operated 40k towers with 1,400 EEs (29 towers/EE) • Today, CCI Operates 40k towers with 2,200 EEs (18 towers/EE) • Capitalize on global virtual workforce to lower costs • Outsource work that is a commodity and not strategic • As a seasoned leader and the founder of the company, Ted is uniquely qualified to reset the culture and rally the team behind the renewed focus on a core Towerco • Focus on efficiency and shareholder return will be central to the go-forward strategy • Re-institute proven framework to transition from lagging financial metrics to forward looking KPIs • Innovation leader engaged and has been working through due diligence with our team • Fiber drove carrier relationship narrative • Reinvigorate relationships with customers and openly leverage CCI’s renewed balance sheet to improve long-term relationships that drive additional CCI profit 24

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Towerco Plan: Back to Ops Basics M&A Ground Interests PA Corporate Campus Technology Initiatives • CCI positioned to successfully compete with AMT and SBA on opportunistic M&A • Fiber constrained M&A • CCI will benefit from M&A in current rate environment vs. competition that executed during 0% rates • Ground interests core to CCI’s business • Continue acquisition of ground leases • Premature to shut down PA • Near-term it is important to employee morale and corporate stability to continue to operate PA • Significant digitization/ automation of lead-to-cash • Current tenant onboarding timelines > 12 months • Asset condition monitoring processes are antiquated • Benefits ESG/HSE: reducing truck rolls and tower climbs • Automated revenue assurance reduces costly and time-consuming dispute resolutions 25 “Companies can no longer rely on leverage and cheap money to fuel returns… companies must source good deals make operational improvements” - GS Asset Management Chief Marc Nachmann

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS The New CCI Tower of Value 26 Financial Results Carrier / Customer Results Process & Technology Results People Results Strategic Partnership Increase Enterprise Value – Stock Price Reduce Costs Optimize Capex Reduce Portfolio Risk Increase Revenue Create Stickiness Via Self-Service Portal Improve Customer Service Scores Partner Strategically with Carriers on Network Planning/ Rollouts Achieve 100% Regulatory Compliance / Disclosures (OSHA, FAA, SEC) Reduce Cycle Time for Upgrades by 33% Improve On-Time Delivery Enable Instant Access to Portfolio Assimilate New Tower Acquisitions Seamlessly Identify and Mitigate High Risk (Load) Towers Create 100% Accurate Design Drawings Achieve 100% Standardization Of Records Reduce Time, Frequency, & Cost of Inspections Enable Virtual Workforce Improve Productivity Attract & Retain Knowledge Workers Improve Quality / Reduce Human Error Create a Digital Twin / GIS Database

27

Digital Impact to Tower Lifecycle Management

Upgrade Request	Site Visit	Upgrade Approvals	General Arrangement Drawings	Structural Analysis	Site Climb Down	Fabrication Drawings	Detailed Design Pack	Site Construction	Handover
Traditional Upgrade Process									~98 days
Process Start	7 days	7 days	7 days	7 days	7 days	7 days	14 days	28 days	14 days
$0	$1,050 6 ppl @ $175	$450 6 ppl @ $75	$1,200 6 ppl @ $75 + $750	$1,500 3rd party designer	$1,500 2 ppl structural team	$500 Est. drawings	$3,000 DD's & Cons Pack	na Construction Cost	$1,050 ~$10,250
Initial call off by client as request for upgrade	Site Provider, Construction, RF, Tx, Planner, Acq & designer	Each member has to review and add an approval or rejection	Drawings then created and also distributed to all for approval	Capacity Check on the structure by design analysis required	Where structure needs mods, a visit to measure for member size	Fabrication Drawings for replacement items need to be created	Full detailed design for construction and connection created	Site Teams rectify and install new upgrade on the site location	2 or more visits for handover and inspection to the client required
Upgrade Process with Engineering Class Drone Data									~63 days
Process Start	7 days	3 days	3 days	3 days	0 days	3 days	7 days	28 days	7 days / Digital Twin
$0	$999 Drone capture	$450 6 ppl @ $75	$575 6 ppl @ $75 + $125	$700 VI solution	$0 Not required	$250 Est. drawings	$1,500 DD's & Con Pack	na Construction Cost	$725 ~$6,200*
Initial call off by client as request for upgrade	UAV Operator ONLY	Each member has to review and add an approval or rejection	Drawings then created with the model in 3D with Drawings Available	Structure automatically checked by VI	All information available in the structural model from Capture	Available from the 3D digital twin for measure and extract.	Reduced detailed design for construction and connection created	Site Teams rectify and install new upgrade on the site location	Just 1 visit for handover and inspection to the client required

*Software and As-Built Handover Scan included.

PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

©2023 | Strictly Confidential ©2024 | Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 28 Valuation Implications PROJECT BOOTS

29

Key Model Assumptions: 2025-2028

Variable	Assumption	Considerations
Revenue CAGR	4.5%	• In line with analysts' outlooks, inclusive of discontinuation of installation services

EBITDA Margin	69%	• Peer benchmarking identified improvement opportunities
		  • Conservatively, margins can be increased to 71% or $70mm/yr
		  • Headcount reduction: Towers/EE from 18 to 23 (in line with AMT US)
		  • Non-headcount efficiencies
		  • $50mm/year increase in GLBOs (from current $50mm base)

Capex	$300mm	• In line with historical tower segment spend
Net Debt/Leverage	5.4x	• Focused on maintaining IG status • If increased to 6.0x, $2b of incremental 2025 borrowing increasing ~$1bn/yr • Debt includes ATT/TMO towers discounted at 8.2%
Dividend	90%	• 2024 dividend maintained at existing level (funded with debt) • Set using AFFO after discretionary capex or ~82% of AFFO • 2025 Dividend: $4.62/share with 6-7% annual growth (funded with cash flows)

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS EBITDA Bridge 2024-2026: Headcount Reduction to AMT US 30

31

Implied US EBITDA Multiple Calculations

AMT: Calculated Segment Level 2024E Adj. EBITDA

Geography	% Adj. EBITDA (a)	2024E Adj. EBITDA	Multiple (b)	EV (c)	GPCs considered in multiple (d)
Data Centers	6.0%	431	21.6x	9,336	Equinix, DigitalBridge, Digital Realty Trust
LatAm	16.0%	1,150	8.8x	10,158	Telesites, Sitios
Europe	6.0%	431	14.7x	6,344	Cellnex, INWIT, EuroTeleSites
Africa	10.0%	719	5.9x	4,213	IHS, Helios
APAC	4.0%	288	10.5x	3,018	Protelindo, Tower Bersama
US	58.0%	4,170	25.7x	107,098	n/a - calculation
Total	**100.0%**	**$7,190**	**19.5x**	**$140,168**	

2024E AMT Adj. EBITDA (e)	**$7,190**

SBAC: Calculated Segment Level 2024E Adj. EBITDA

Geography	% Adj. EBITDA (f)	2024E Adj. EBITDA	Multiple (b)	EV (c)	GPCs considered in multiple (d)
US	79.8%	1,565	22.1x	34,530	n/a - calculation
International	20.2%	397	8.8x	3,508	Telesites, Sitios
Total	**100.0%**	**$1,962**	**19.4x**	**$38,038**	

2024E SBAC Adj. EBITDA (e)	**$1,962**

Detailed SOTP Indicates 25x EBITDA Multiple is Appropriate

Footnotes
(a) Source: HSBC analysis.
(b) Selected multiple: 2024E Adj. EBITDA. Blended international multiple is based on weighted average of country multiples. Source: Capital IQ.
(c) EV calculated as: market capitalization + LT debt + capital leases - cash & cash equivalents + minority interest + preferred stock. EV excludes the impact of operating leases.
(d) Multiples calculated as a simple average of the GPCs' EV/EBITDA multiples per geography based on selected time period.
(e) Source: JP Morgan analysis; SBAC Adj. EBITDA removes the impact of straight-line revenue and expenses to align with AMT Adj. EBITDA.
(f) Source: Historical company financials.
(g) Stock prices as of 1/16/24

©2024 | Strictly Confidential - Do Not Transfer or Reproduce

PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Fundamental Value Heatmap 32 2025-2028 CAGR / Average Towerco AMT SBAC Towerco AMT SBAC US Tower Metrics US Revenue Per Tower 2 1 3 122,582 129,844 111,001 US Revenue Growth Per Tower 1 2 3 4.5% 2.6% 2.4% US EBITDA Per Tower 2 1 3 86,944 101,534 85,252 US EBITDA Growth Per Tower 1 2 3 4.6% 2.8% 2.2% US EBITDA Margin Per Tower 3 1 2 70.9% 78.2% 76.8% Total Company Performance Total Revenue Growth 2 1 3 4.5% 5.3% 3.4% EBITDA Growth 2 1 3 4.6% 5.4% 3.2% EBITDA Margin 1 3 2 70.9% 61.4% 69.5% Unlevered Free Cash Flow Growth 2 1 3 5.5% 7.4% 2.6% Dividend Payout as a % of AFFO 1 2 3 81.6% 61.1% 26.1% Dividend Payout as a % of AFFO after Discretionary 1 2 3 90.0% 88.8% 36.1% FX Exposure and Leverage % of Non-US EBITDA 1 3 2 0.0% 46.0% 21.9% % of Non-US Revenue 1 3 2 0.0% 57.6% 29.4% Net Debt / EBITDA 2 1 3 4.72 4.41 6.04 Note: For Dividend Payout as a % of AFFO Before/After Discretionary, we have run out the 2023 metrics for AMT/SBA and are using the projection metrics for Towerco. PF CCI #1 or #2 Except Margin/Tower

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Share Px Bridge: 25x 2025 - Headcount Reduction to AMT US 33

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Share Price Sensitivity Tables 34 EBITDA Multiple Sensitivity 2025-2026 EBITDA % Price Change EBITDA Multiple 2025 2026 2025 2026 23.0x $136.14 $143.34 22.7% 29.1% 24.0x $143.76 $151.25 29.5% 36.3% 25.0x $151.36 $159.15 36.4% 43.4% 26.0x $158.95 $167.06 43.2% 50.5% 27.0x $166.54 $174.96 50.0% 57.6% 28.0x $174.13 $182.86 56.9% 64.7% Dividend Yield Sensitivity 2025-2026 Dividend Payout % Price Change Div. Yield 2025 2026 2025 2026 3.00% $153.95 $162.86 38.7% 46.7% 3.25% $142.11 $150.33 28.0% 35.4% 3.50% $131.96 $139.60 18.9% 25.8% 3.75% $123.16 $130.29 11.0% 17.4% 4.00% $115.46 $122.15 4.0% 10.0% 4.25% $108.67 $114.96 -2.1% 3.6% 4.50% $102.63 $108.57 -7.5% -2.2% SOTP Analysis: 25x EBITDA - 2025 Trough EBITDA Used for Conservatism

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Towerco Plan: AFFO After Discretionary Capex 35 Interest savings impact to AFFO of $330mm more than bridges the $200mm top line impact of 2025 Sprint Churn

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Towerco Plan: Fiber Sale Price Sensitivity Stock Price Calculation ($) as of December 2024 Assumed Tower Multiple (of 2025E Tower EBITDA) 18.0 x 19.0 x 20.0x 21.0 x 22.0 x 23.0 x 24.0 x 25.0 x 26.0 x 27.0 x 28.0 x Fiber at Calc Fiber Value ($) 9.3 x 10,488 94.90 102.24 109.58 116.92 124.25 131.59 138.93 146.26 153.60 160.94 168.27 10.1 x 11,334 96.29 103.74 111.18 118.63 126.07 133.51 140.96 148.40 155.85 163.29 170.74 11.1 x 12,461 98.21 105.80 113.39 120.99 128.58 136.17 143.76 151.36 158.95 166.54 174.13 12.1 x 13,589 100.20 107.95 115.69 123.44 131.19 138.93 146.68 154.43 162.17 169.92 177.67 13.1 x 14,716 102.28 110.18 118.09 126.00 133.91 141.81 149.72 157.63 165.53 173.44 181.35 14.1 x 15,844 104.44 112.52 120.59 128.66 136.74 144.81 152.89 160.96 169.04 177.11 185.18 % Calculated Stock Price Increase (%) Assumed Tower Multiple 18.0 x 19.0 x 20.0 x 21.0 x 22.0 x 23.0 x 24.0 x 25.0 x 26.0 x 27.0 x 28.0 x Fiber at 9.3 x -14.5% -7.9% -1.3% 5.3% 11.9% 18.5% 25.2% 31.8% 38.4% 45.0% 51.6% 10.1 x -13.3% -6.5% 0.2% 6.9% 13.6% 20.3% 27.0% 33.7% 40.4% 47.1% 53.8% 11.1 x -11.5% -4.7% 2.2% 9.0% 15.8% 22.7% 29.5% 36.4% 43.2% 50.0% 56.9% 12.1 x -9.7% -2.7% 4.2% 11.2% 18.2% 25.2% 32.1% 39.1% 46.1% 53.1% 60.1% 13.1 x -7.9% -0.7% 6.4% 13.5% 20.6% 27.8% 34.9% 42.0% 49.1% 56.3% 63.4% 14.1 x -5.9% 1.4% 8.6% 15.9% 23.2% 30.5% 37.7% 45.0% 52.3% 59.6% 66.8% 36 2025E EBITDA Used for Conservatism Given Trough for Sprint Churn. Fiber Value ~$12,500 and Tower Multiple Expansion to 25.0x

©2023 | Strictly Confidential ©2024 | Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 37 Conclusion PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Two Paths Forward: Working Together vs Not Working Together Plan A – CCI w/ Benefit of Boots Plan B – CCI w/o Benefit of Boots • CCI adopts Boots work done to date into its committee structure/process (Accelerate timeline by 6-months – 2024 closing) • CCI begins work on fiber sale due diligence sensitivities and conclusions (12-18 Month process extends into 2025 for CCI) • Boots assigns to CCI 25 NDAs with potential fiber buyers/financing sources that have been actively working for months • CCI approaches all fiber buyers independently without Boots Fiber NDAs, leading to fiber buyer/process confusion, risk and doubts • Capture $1bn+ of tax benefits in 2024 for CCI and fiber buyers • Substantial and probable risk regarding loss of $1bn+ of tax benefits • Expedited buyer regulatory review for 2024 closing • Delayed start to regulatory review • Existing CCI advisors continue work through completion leveraging Boots materials/process • Comprehensive, world-class advisors, fiber experts and Company founder and fiber experts excluded from CCI • Engaged EY team is ready to transfer and support the go-forward+ • CCI advisors unnecessarily recreate completed Boots work • Established team in place while formal CEO process continues • Continue formal CEO search during 2024 CCI proxy process • Executive Chairman/Boots fills immediate leadership void • New CEO will need time to assess fiber sale, strategic plan, etc. • Strategic plan vetted and direction defined • CCI Management/employee confusion continues, creating more overall risk to 2024 fiber sale close, towers reboot and overall clarity • Clear message to market/employees regarding leadership, strategy and fiber • Market confusion continues while CEO search, strategy, sale of fiber and timing undefined – CCI proxy process uncertainty 38

©2023 | Strictly Confidential ©2024 | Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 39 Q & A PROJECT BOOTS

©2023 | Strictly Confidential ©2024 | Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 40 Let’s Work Together to Formalize and Accelerate Next Steps PROJECT BOOTS

©2023 | Strictly Confidential ©2024| Strictly Confidential | Strictly Confidential - Do Not Transfer or Reproduce 41 Appendix PROJECT BOOTS

©2024 | Strictly Confidential - Do Not Transfer or Reproduce PROJECT BOOTS Towers per Employee 42 18 23 29 38 0 5 10 15 20 25 30 35 40 CCI - Current AMT - US CCI - 2013 AMT - Global